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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 30, 2014

URBAN EDGE PROPERTIES
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	No. 001-36523 (Commission File Number)	No. 47-6311266 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)

        Registrant's telephone number, including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01    Other Events.

        In connection with the planned spin-off of Urban Edge Properties ("UE") from Vornado Realty Trust ("VNO") on January 15, 2015, the information statement attached hereto as Exhibit 99.1 will be distributed to VNO common shareholders and holders of common limited partnership units of Vornado Realty L.P. as of January 7, 2015.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

99.1	Information Statement of Urban Edge Properties dated December 30, 2014.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES (Registrant)
By:	/s/ Donald P. Casey Name: Donald P. Casey Title: General Counsel and Secretary

Date: December 31, 2014

 EXHIBIT INDEX

99.1	Information Statement of Urban Edge Properties dated December 30, 2014.

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  Items 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX